UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2020, NCR Corporation (“NCR” or the “Company”) entered into a separation agreement with a named executive officer.

(e) Resignation of Andre J. Fernandez

Andre J. Fernandez has resigned from his position as Executive Vice President and Chief Financial Officer of the Company pursuant to a separation agreement (the “Agreement”) with the Company effective July 9, 2020. As disclosed on a prior 8-K filing by the Company on June 22, 2020, Mr. Fernandez previously notified the Company of his decision to resign from NCR and the foregoing positions as of July 13, 2020. He is expected to serve as the Company’s Senior Advisor until October 1, 2020.

Mr. Fernandez’s Agreement includes restrictive covenants and a general release, and provides for lump sum cash severance in the gross amount of $2,449,375. The Agreement further provides, among other things, that Mr. Fernandez’s outstanding unvested equity awards generally vest pro rata and become payable in accordance with his equity agreements, except that in accordance with his Offer Letter with the Company dated August 27, 2018 (i) his 2018 sign-on restricted stock units and option will fully vest on his separation date, and (ii) the portions of his 2019 option, 2020 option and 2019 performance-based restricted stock units (the performance goals for which had already been achieved) scheduled to vest in 2021 will vest subject to certain limited exceptions, and the remaining portions of such awards will be forfeited.

A copy of Mr. Fernandez’s Agreement is attached as Exhibit 10.1, and this summary description is qualified in its entirety by the Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Separation Agreement, dated July 8, 2020, between Andre J. Fernandez and NCR Corporation.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: July 15, 2020	By:	/s/ James M. Bedore
James M. Bedore
Executive Vice President, General Counsel and Secretary